SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   February 15, 2007

DENDRITE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   (908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

Attached and being furnished as Exhibit 99.1 is a copy of a press release of Dendrite International, Inc. (“Dendrite”) dated February 15, 2007, reporting Dendrite’s financial results for the fourth quarter and full fiscal year of 2006.

The financial information furnished with this Current Report on Form 8-K and the attached exhibit regarding the Company’s results and financial position for completed periods is preliminary, is subject to potential significant adjustment and change based on or resulting from completion of management’s review and completion of our audit by our independent registered public accounting firm, and actual results may differ materially.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Non-GAAP Information

To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”), the Company uses, and has included in the attached press release and unaudited financial tables, the following non-GAAP financial measure: adjusted earnings per diluted share.

Management has historically reviewed its operating performance using a number of metrics.  In connection with the adoption of Statement of Financial Accounting No. 123R, “Share-Based Payment” (“FAS 123(R)”) as of January 1, 2006, one measure which management is using to evaluate its operating results is to exclude compensation expense (including the tax effects using the marginal tax rate) related to stock options and shares issued under the employee stock purchase program in assessing period-to-period results, preparing its financial goals and internal budgets and forecasts, evaluating performance against targets and budget, assessing management performance and establishing employee incentive compensation, and comparing operating results against other companies.  Management views this non-GAAP exclusion of these expenses as a supplement to facilitate internal planning, comparisons and performance assessments.  Management also believes it provides investors an additional metric, consistent with what management uses internally, to analyze and evaluate our operating business.  However, the non-GAAP financial measures which exclude compensation expense related to stock options and shares issued under the employee stock purchase plan should not be viewed as a substitute or replacement of GAAP, as these expenses are an essential part of the Company’s compensation program and under GAAP all forms of cash and non-cash compensation must be valued and included (and not excluded) in the Company’s results of operations.  Also, stock options and the employee stock purchase plan are an important element of employee incentive compensation and are recurring.  Management accounts for this exclusion of compensation expense related to stock options and shares issued under the employee stock purchase plan by regularly reviewing the amount of the excluded expense and its impact on its results of operations on a GAAP basis and by regularly reviewing its total cash and non-cash share-based compensation programs.

This non-GAAP financial measure should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  Also, this non-GAAP financial measure as disclosed by the Company may be calculated differently from similar measures disclosed by other companies.  To ease the use and understanding of these non-GAAP financial measures, the Company has included the most directly comparable GAAP financial measures and a detailed reconciliation between the GAAP and non-GAAP financial measures.

Item 9.01.              Financial Statements and Exhibits

(c)                                  Exhibits

99.1                                                                           Press Release of Dendrite International, Inc., dated February 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: February 15, 2007	By:	/s/ JEFFREY J. BAIRSTOW
		Name:	Jeffrey J. Bairstow
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dendrite International, Inc., dated February 15, 2007.